                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 1999

                            Kimco Realty Corporation
             (Exact name of registrant as specified in its charter)

Maryland                                  1-10899            13-2744380
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)

3333 New Hyde Park Road
New Hyde Park, New York                                      11042-0020
-------------------------------------                        -------------------
(Address of principal executive                              (zip code)
offices)

                                  516/869-9000
                       -----------------------------------
                            Registrant's telelphone,
                               including area code

                                 Not Applicable
--------------------------------------------------------------------------------
         (former name or former address, if changed since last report.)

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Item 2. Acquisition or Disposition of Assets

         As previously reported on Current Report on Form 8-K dated June 24, 1998, on June 19, 1998, Kimco Realty Corporation (the "Company") and The Price REIT, Inc. ("Price REIT") consummated a merger (the "Merger") whereby the Company acquired control of Price REIT pursuant to an Agreement and Plan of Merger, dated as of January 13, 1998, as amended as of March 5, 1998 and May 14, 1998 (the "Merger Agreement"), among the Company, REIT Sub, Inc., a wholly owned subsidiary of the Company ("Merger Sub"), and Price REIT. Pursuant to the Merger, Price REIT was merged with and into Merger Sub, whereupon the separate existence of Price REIT ceased.

Item 5. Other Events

         Shopping Center Acquisitions -

         During the fourth quarter of 1998 and January 1999, certain subsidiaries of the Company acquired, in separate transactions, 9 neighborhood and community shopping center properties comprising approximately 1.4 million square feet of gross leasable area ("GLA") in five states (the "New Acquired Properties"). The New Acquired Properties were purchased for an aggregate price of $135.2 million, $30.6 million of which was financed with mortgage indebtedness encumbering two of the acquisitions. The New Acquired Properties include:

        Property Name                            Location
        -------------                            --------
        Vista Ridge Plaza                        Lewisville, Texas
        Westgate Plaza                           Amarillo, Texas
        North Point Shopping Center              Joplin, Missouri
        Santee Town Center Promenade             Santee, California
        Village Commons Shopping Center          Talahassee, Florida
        The Piers Shopping Center                Port Richey, Florida
        Magnolia Square                          San Ramon, California
        Palm Plaza                               Temecula, California
        Riverwalk Plaza                          South Charleston, West Virginia

More specific information with respect to each of the New Acquired Properties is as follows:

         In October 1998, the Company acquired Vista Ridge Plaza, located in Lewisville, Texas for a purchase price of approximately $11.4 million. Vista Ridge Plaza is anchored by Drug Emporium and Designer Shoe Warehouse and contains approximately 94,000 square feet of GLA.

         During November 1998, the Company acquired Westgate Plaza and North Point Shopping Center, in separate transactions, for an aggregate purchase price of approximately $33.0 million, $22.1 million of which was financed with mortgage debt on one of the properties. Westgate Plaza, located in Amarillo, Texas, is anchored by Builders Square and Kmart, and contains approximately 342,000 square feet of GLA. North Point Shopping Center, located in Joplin, Missouri, is anchored by Hollywood Video and Hobby Lobby, and contains approximately 147,000 square feet of GLA.

         During December 1998, the Company acquired three properties, in separate transactions, for an aggregate purchase price of approximately $32.2 million. Santee Town Center Promenade, located in Santee, California, is anchored by Office Depot and Ross Stores, and contains approximately 97,000 square feet of GLA. Village Commons Shopping Center, located in Tallahassee, Florida, is anchored by Stein Mart and Ben Franklin and contains approximately 106,000 square feet of GLA. The Piers Shopping Center, located in Port Richey, Florida, is anchored by Staples and Circuit City and contains approximately 103,000 square feet of GLA.

         During January 1999, the Company acquired three properties, in two separate transactions, for an aggregate purchase price of approximately $58.6 million including the assumption of approximately $8.5 million of mortgage debt encumbering one of the properties. Palm Plaza, located in Temecula, California, and Magnolia Square, located in San Ramon, California, were acquired in a single transaction for an aggregate purchase price of approximately $45.1 million. Palm Plaza contains approximately 340,000 square feet of GLA and is anchored by Kmart and Food-4-Less. Magnolia Square contains approximately 42,000 square feet of GLA and is anchored by Super Crown Foods. Riverwalk Plaza, located in South Charleston, West Virginia contains approximately 135,000 square feet of GLA and is anchored by Kroger and T.J. Maxx.

         Management believes that the current annualized net cash flow generated by the New Acquired Properties provides a weighted average annualized yield of approximately 10% on the Company's investment in such properties.

         Although none of the above New Acquired Properties individually represent a "significant acquisition" pursuant to the rules governing the reporting of transactions under this Current Report on Form 8-K, this report has been filed for the purpose of providing certain historical financial information for certain of the New Acquired Properties and pro forma financial information for (i) the New Acquired Properties, (ii) all previously reported 1998 acquisitions, which include the purchase of 15 shopping centers, 3 shopping centers and 3 shopping centers which were previously reported on Current Reports on Form 8-K filed May 22, 1998, August 10, 1998 and December 4, 1998, respectively, and the purchase of 30 fee and leasehold positions acquired by the Company from the Metropolitan Life Insurance Company ("the "Met Life Acquisition") as previously reported on Current Report on Form 8-K dated July 9, 1998 (collectively, the "1998 Previously Reported Acquisitions") and (iii) the effects of the Merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) (b)  Financial Statements and Pro Forma Financial Information

         The financial statements and pro forma financial information filed herewith is as follows:

                                                                                       Page
         Report of Independent Accountants.................................................7
         Combined Historical Summary of Revenues and Certain Operating Expenses
         of Certain Acquired Properties for the Year Ended December 31, 1997 and
         the Nine Months Ended September 30, 1998..........................................8

         Notes to Combined Historical Summary of Revenues and Certain
         Operating Expenses of Certain Acquired Properties.................................9

         Estimates of Net Income and Funds from Operations of Certain
         Acquired Properties...............................................................10
         Notes to Estimates of Net Income and Funds from Operations of
         Certain Acquired Properties...................................................... 11

         Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998..........13
         Pro Forma Condensed Consolidated Statements of Income for the Year
         Ended December 31, 1997 and the Nine Months Ended September 30, 1998.............14
         Notes to Pro Forma Condensed Consolidated Financial Statements...................16

         (c)   Exhibits:

               * 23.1 Consent of PricewaterhouseCoopers LLP

               ----------
               *Filed herewith.

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

                           CERTAIN ACQUIRED PROPERTIES

                   COMBINED HISTORICAL SUMMARY OF REVENUES AND
                           CERTAIN OPERATING EXPENSES
                                     FOR THE
                          YEAR ENDED DECEMBER 31, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Kimco Realty Corporation:

In our opinion, the accompanying Combined Historical Summary of Revenues and Certain Operating Expenses of Certain Acquired Properties, as defined in the accompanying Note 1, presents fairly in all material respects, the revenues and certain operating expenses of certain acquired properties for the year ended December 31, 1997 in accordance with generally accepted accounting principles. This combined historical summary is the responsibility of the management of Kimco Realty Corporation; our responsibility is to express an opinion on the combined historical summary based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the combined historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined historical summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary of Revenues and Certain Operating Expenses of Certain Acquired Properties has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the revenues and expenses of the Certain Acquired Properties.

                                                      PricewaterhouseCoopers LLP

New York, New York
January 26, 1999

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

                           CERTAIN ACQUIRED PROPERTIES

                     COMBINED HISTORICAL SUMMARY OF REVENUES
                         AND CERTAIN OPERATING EXPENSES


                                                                                  Nine Months
                                                          Year Ended            Ended September
                                                         December 31,              30, 1998
                                                             1997                (Unaudited)
                                                      -------------------      ------------------
Revenues:
Base rentals                                       $       10,774,567      $        8,680,776
Operating reimbursements and other income                   2,105,411               1,754,834
                                                      ------------------      ------------------
                                                           12,879,978              10,435,610
                                                      ------------------      ------------------
Certain operating expenses:
Real estate taxes                                           1,043,103                 934,170
Repairs and maintenance                                       573,721                 460,423
Other operating expenses                                      759,231                 537,993
                                                      ------------------      ------------------
                                                            2,376,055               1,932,586
                                                      ------------------      ------------------
Excess of revenues over certain
   operating expenses                              $       10,503,923      $        8,503,024
                                                      ==================      ==================


                  KIMCO REALTY CORPORATION AND SUBSIDIARIES

                         CERTAIN ACQUIRED PROPERTIES

               NOTES TO COMBINED HISTORICAL SUMMARY OF REVENUES
                        AND CERTAIN OPERATING EXPENSES

1.    Certain Acquired Properties

The Combined Historical Summary of Revenues and Certain Operating Expenses for the year ended December 31, 1997 relates to the operations of the following certain acquired properties (the "Certain Acquired Properties"), while under ownership previous to Kimco Realty Corporation and Subsidiaries.

          Property Name                         Location
          -------------                         --------
          Westgate Plaza                        Amarillo, Texas
          North Point Shopping Center           Joplin, Missouri
          Village Commons Shopping Center       Talahassee, Florida
          The Piers Shopping Center             Port Richey, Florida
          Magnolia Square                       San Ramon, California
          Palm Plaza                            Temecula, California
          Riverwalk Plaza                       South Charleston, West Virginia

2.    Basis of Presentation

The Combined Historical Summary has been prepared on the accrual method of accounting. Certain operating expenses of the Certain Acquired Properties include operating and maintenance costs, real estate taxes, and insurance expense. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest, depreciation and general and administrative expenses have been excluded as such costs are dependent upon a particular owner, purchase price or other financial arrangements.

3.    Revenue Recognition

Minimum revenues from rental property are recognized on a straight-line basis over the terms of the related leases.

The future minimum revenues from rental property under the terms of all noncancellable tenant leases are approximately as follows:

1998                                $11,600,000
1999                                $12,064,000
2000                                $11,609,000
2001                                $10,533,000
2002                                $ 9,529,000
Thereafter                          $71,500,000

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

                           ESTIMATES OF NET INCOME AND
                              FUNDS FROM OPERATIONS
                                       OF
                           CERTAIN ACQUIRED PROPERTIES
                                   (Unaudited)

The following represents an estimate of the net income and funds from operations expected to be generated from the operation of the Certain Acquired Properties based upon the Combined Historical Summary of Revenues and Certain Operating Expenses of Certain Acquired Properties for the year ended December 31, 1997. These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.


Estimated Net Income
         Excess of revenues over certain operating expenses           $       10,503,923
          Less: Estimated depreciation (Note 1)                               (2,310,462)
                                                                         ==================
                        Estimated net income                          $        8,193,461
                                                                         ==================

Estimated Funds from Operations

        Estimated net income                                          $        8,193,461
        Add: Estimated depreciation (Note 1)                                   2,310,462
                                                                         ------------------
                 Estimated funds from operations                      $       10,503,923
                                                                         ==================


                    KIMCO REALTY COPRORATION AND SUBSIDIARIES

                      NOTES TO ESTIMATES OF NET INCOME AND
                              FUNDS FROM OPERATIONS
                                       OF
                           CERTAIN ACQUIRED PROPERTIES

1.    Basis of Presentation

Depreciation has been estimated based upon an allocation of the purchase prices of the Certain Acquired Properties to land (20%) and building (80%) and assuming a 39-year useful life applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust ("REIT") under the provisions of the Internal Revenue Code (the "Code"). Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.

The accompanying calculation of Estimated Net Income and Funds From Operations exclude the impact of financing costs related to mortgage debt assumed in connection with the acquisition of the Certain Acquired Properties.

2.    Acquisition Considerations

In assessing the properties acquired, the Company's management considered the existing tenancies, which are the primary revenue source, the occupancy rates, which averaged 97.6% on the dates of acquisition, the terms of the mortgage debt assumed, the competitive nature of the markets and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated.

Management is not aware of any material factors that would cause the reported financial information in the accompanying Combined Historical Summary of Revenues and Certain Operating Expenses and Estimates of Net Income and Funds from Operations of Certain Acquired Properties to be misleading.

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND
                              STATEMENTS OF INCOME

The accompanying Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998 gives effect to (i) the purchase of two shopping centers acquired by the Company in October 1998 (the "October 1998 Acquisitions") as previously reported on Form 8-K filed December 4, 1998 and (ii) the purchase of the New Acquired Properties as if these properties had been acquired as of September 30, 1998.

The accompanying Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1997 and the nine months ended September 30, 1998 reflect the historical results of the Company adjusted to give effect to (i) the New Acquired Properties and the 1998 Previously Reported Acquisitions, as if these transactions had been completed as of January 1, 1997 except for the acquisition of one of the October 1998 Acquisitions, which has been reflected as of May 1, 1998, the date the property commenced operations and (ii) the Merger as if it had occurred as of January 1, 1997 and been accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16.

The Pro Forma Condensed Consolidated Balance Sheet and Statements of Income have been prepared by the management of the Company. These pro forma statements may not be indicative of the results that would have actually occurred if the New Acquired Properties, the 1998 Previously Reported Acquisitions and the Merger had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Balance Sheet and Statements of Income should be read in conjunction with Kimco Realty Corporation's and Price REIT's audited financial statements as of December 31, 1997 and for the year then ended (which are included in each of the Companys' Annual Report on Form 10-K for the year ended December 31, 1997), and the unaudited condensed consolidated financial statements as of September 30, 1998 and for the nine months then ended (which is included in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998) and the accompanying notes thereto.

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                -----------------
                                   (Unaudited)


                                                                                                           Previously Reported
                                                                                                           --------------------
                                                                                          Kimco               October 1998
                                                                                       Historical             Acquisitions
                                                                                  ----------------------   --------------------
Assets:
  Real estate, net of accumulated depreciation                                          $ 2,650,747,449           $ 39,658,000
  Investments in and advances to real estate joint ventures                                  58,780,260                      -
  Investment in retail store leases                                                          15,570,543                      -
  Cash and cash equivalents                                                                  30,780,884            (11,244,000)
  Accounts and notes receivable                                                              24,117,472                      -
  Other assets                                                                               94,589,966                      -
                                                                                  ----------------------   --------------------
                                                                                        $ 2,874,586,574           $ 28,414,000
                                                                                  ======================   ====================

Liabilities:
  Notes payable                                                                           $ 975,250,000                      -
  Mortgages payable                                                                         156,906,342           $ 28,414,000
  Other liabilities, including minority interests
     in partnerships                                                                        182,567,371                      -
                                                                                  ----------------------   --------------------
                                                                                          1,314,723,713             28,414,000
                                                                                  ----------------------   --------------------

Stockholders' Equity:
  Preferred stock, $1.00 par value, authorized 5,000,000 shares Class A
  Preferred Stock, $1.00 par value, authorized 345,000 shares
      Issued and outstanding 300,000 shares                                                     300,000                      -
      Aggregate liquidation preference $75,000,000
  Class B Preferred Stock, $1.00 par value, authorized 230,000 shares
      Issued and outstanding 200,000 shares                                                     200,000                      -
      Aggregate liquidation preference $50,000,000
  Class C Preferred Stock, $1.00 par value, authorized 460,000 shares
      Issued and outstanding 400,000 shares                                                     400,000                      -
      Aggregate liquidation preference $100,000,000
  Class D Convertible Preferred Stock, $1.00 par value, authorized
      700,000 shares Issued and outstanding 429,159 shares                                      429,159                      -
      Aggregate liquidation preference $107,289,750
  Class E Preferred Stock, $1.00 par value,
      Authorized, issued and outstanding 65,000 shares                                           65,000                      -
      Aggregate liquidation preference $65,000,000
  Common stock, $.01 par value, authorized 100,000,000 shares
      Issued and outstanding 55,446,111 shares                                                  575,677                      -
  Paid-in capital                                                                         1,675,767,238                      -
  Cumulative distributions in excess of net income                                         (117,874,213)                     -
                                                                                  ----------------------   --------------------
                                                                                          1,559,862,861                      -
                                                                                  ----------------------   --------------------
                                                                                        $ 2,874,586,574           $ 28,414,000
                                                                                  ======================   ====================




                                                                                        New Acquired
                                                                                         Properties               Pro Forma
                                                                                     --------------------   ----------------------
Assets:
  Real estate, net of accumulated depreciation                                             $ 135,200,000          $ 2,825,605,449
  Investments in and advances to real estate joint ventures                                            -               58,780,260
  Investment in retail store leases                                                                    -               15,570,543
  Cash and cash equivalents                                                                  (19,500,000)                  36,884
  Accounts and notes receivable                                                                        -               24,117,472
  Other assets                                                                                         -               94,589,966
                                                                                     --------------------   ----------------------
                                                                                           $ 115,700,000          $ 3,018,700,574
                                                                                     ====================   ======================

Liabilities:
  Notes payable                                                                             $ 45,000,000          $ 1,020,250,000
  Mortgages payable                                                                           70,700,000              256,020,342
  Other liabilities, including minority interests
     in partnerships                                                                                   -              182,567,371
                                                                                     --------------------   ----------------------
                                                                                             115,700,000            1,458,837,713
                                                                                     --------------------   ----------------------

Stockholders' Equity:
  Preferred stock, $1.00 par value, authorized 5,000,000 shares Class A
  Preferred Stock, $1.00 par value, authorized 345,000 shares
      Issued and outstanding 300,000 shares                                                            -                  300,000
      Aggregate liquidation preference $75,000,000
  Class B Preferred Stock, $1.00 par value, authorized 230,000 shares
      Issued and outstanding 200,000 shares                                                            -                  200,000
      Aggregate liquidation preference $50,000,000
  Class C Preferred Stock, $1.00 par value, authorized 460,000 shares
      Issued and outstanding 400,000 shares                                                            -                  400,000
      Aggregate liquidation preference $100,000,000
  Class D Convertible Preferred Stock, $1.00 par value, authorized
      700,000 shares Issued and outstanding 429,159 shares                                             -                  429,159
      Aggregate liquidation preference $107,289,750
  Class E  Preferred Stock, $1.00 par value,
      Authorized, issued and outstanding 65,000 shares                                                 -                   65,000
      Aggregate liquidation preference $65,000,000
  Common stock, $.01 par value, authorized 100,000,000 shares
      Issued and outstanding 55,446,111 shares                                                         -                  575,677
  Paid-in capital                                                                                      -            1,675,767,238
  Cumulative distributions in excess of net income                                                     -             (117,874,213)
                                                                                     --------------------   ----------------------
                                                                                                       -            1,559,862,861
                                                                                     --------------------   ----------------------
                                                                                           $ 115,700,000          $ 3,018,700,574
                                                                                     ====================   ======================


         The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                        --------------------------------
                                   (Unaudited)

                                                                                            Pro Forma Adjustments
                                                                                --------------------------------------------
                                                                                       1998
                                                                                    Previously                 New
                                                                Kimco                Reported                Acquired
                                                              Historical           Acquisitions             Properties
                                                          -------------------   --------------------   ---------------------
Revenues from rental property                                  $ 198,929,403           $ 43,940,886            $ 15,392,386
                                                          -------------------   --------------------   ---------------------
Rental property expenses:
Rent                                                               4,873,200                      -                       -
Real estate taxes                                                 26,345,685              2,840,327               1,300,103
Interest                                                          31,744,762             16,455,408               7,380,594
Operating and maintenance                                         22,194,628              2,822,512               1,549,213
Depreciation and amortization                                     30,052,714              7,744,982               2,776,594
                                                          -------------------   --------------------   ---------------------
                                                                 115,210,989             29,863,229              13,006,504
                                                          -------------------   --------------------   ---------------------
     Income from rental property                                  83,718,414             14,077,657               2,385,882
Income from investment in retail store leases                      3,571,946                      -
                                                          -------------------   --------------------   ---------------------
                                                                  87,290,360             14,077,657               2,385,882

Management fee income                                              3,276,152                      -                       -
General and administrative expenses                              (11,651,341)                     -                       -
Other income (expenses), net                                       6,677,279             (2,195,316)               (975,000)
                                                          -------------------   --------------------   ---------------------

     Income before gain on sale of shopping center                85,592,450             11,882,341               1,410,882

Gain on sale of shopping center property                             243,995                      -                       -
                                                          -------------------   --------------------   ---------------------

    Net income                                                  $ 85,836,445           $ 11,882,341             $ 1,410,882
                                                          ===================   ====================   =====================

    Net income applicable to common shares                      $ 67,398,745           $ 11,882,341             $ 1,410,882
                                                          ===================   ====================   =====================

        Per share:
           Basic                                                       $1.80
                                                                       ======
           Diluted                                                     $1.78
                                                                       ======

                                                                       Pro Forma Adjustments
                                                          ---------------------------------------------
                                                              Price REIT
                                                                Merger                Pro Forma
                                                          -------------------   -----------------------
Revenues from rental property                                   $ 77,787,000             $ 336,049,675
                                                          -------------------   -----------------------
Rental property expenses:
Rent                                                                       -                 4,873,200
Real estate taxes                                                  8,483,000                38,969,115
Interest                                                          15,757,000                71,337,764
Operating and maintenance                                          6,668,000                33,234,353
Depreciation and amortization                                     18,749,154                59,323,444
                                                          -------------------   -----------------------
                                                                  49,657,154               207,737,876
                                                          -------------------   -----------------------
     Income from rental property                                  28,129,846               128,311,799
Income from investment in retail store leases                              -                 3,571,946
                                                          -------------------   -----------------------
                                                                  28,129,846               131,883,745

Management fee income                                                299,000                 3,575,152
General and administrative expenses                               (2,691,000)              (14,342,341)
Other income (expenses), net                                       2,623,000                 6,129,963
                                                          -------------------   -----------------------

     Income before gain on sale of shopping center                28,360,846               127,246,519

Gain on sale of shopping center property                           2,787,000                 3,030,995
                                                          -------------------   -----------------------

    Net income                                                  $ 31,147,846              $130,277,514
                                                          ===================   =======================

    Net income applicable to common shares                      $ 18,109,115               $98,801,083
                                                          ===================   =======================

        Per share:
           Basic                                                                                  $2.00
                                                                                                  =====
           Diluted                                                                                $1.98
                                                                                                  =====


         The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                  --------------------------------------------
                                   (Unaudited)

                                                                                           Pro Forma Adjustments
                                                                                   ----------------------------------------
                                                                                    1998 Previously            New
                                                                   Kimco               Reported              Acquired
                                                                Historical           Acquisitions           Properties
                                                             ------------------    ------------------   -------------------
Revenues from rental property                                    $ 230,537,696          $ 19,530,578          $ 12,214,008
                                                             ------------------    ------------------   -------------------

Rental property expenses:
Rent                                                                 9,019,514                     -                     -
Real estate taxes                                                   31,572,123               875,689             1,127,170
Interest                                                            42,987,028             8,334,157             5,535,445
Operating and maintenance                                           23,143,929             1,109,031             1,117,303
Depreciation and amortization                                       34,433,287             3,609,956             2,082,446
                                                             ------------------    ------------------   -------------------
                                                                   141,155,881            13,928,833             9,862,364
                                                             ------------------    ------------------   -------------------

     Income from rental property                                    89,381,815             5,601,745             2,351,644
Income from investment in retail store leases                        2,729,684                     -                     -
                                                             ------------------    ------------------   -------------------
                                                                    92,111,499             5,601,745             2,351,644

Management fee income                                                2,530,342                     -                     -
General and administrative expenses                                (12,493,986)                    -                     -
Other income (expenses), net                                         6,071,472            (1,334,007)             (731,250)
                                                             ------------------    ------------------   -------------------

     Income before gain on sale of shopping center                  88,219,327             4,267,738             1,620,394

Gain on sale of shopping center property                               901,249                     -                     -
                                                             ------------------    ------------------   -------------------

     Income before extraordinary items                              89,120,576             4,267,738             1,620,394

Extraordinary items                                                 (4,851,528)
                                                             ------------------    ------------------   -------------------

    Net income                                                    $ 84,269,048           $ 4,267,738           $ 1,620,394
                                                             ==================    ==================   ===================

    Net income applicable to common shares                        $ 66,717,893           $ 4,267,738           $ 1,620,394
                                                             ==================    ==================   ===================

    Per common share:
         Income before extraordinary items
           Basic                                                         $1.52
                                                                         ======
           Diluted                                                       $1.50
                                                                         ======

        Net income
           Basic                                                         $1.42
                                                                         ======
           Diluted                                                       $1.40
                                                                         ======


                                                           Pro Forma Adjustments
                                                           ---------------------

                                                                 Price REIT
                                                                   Merger              Pro Forma
                                                             -------------------   -------------------
Revenues from rental property                                      $ 45,526,846         $ 307,809,128
                                                             -------------------   -------------------

Rental property expenses:
Rent                                                                    820,546             9,840,060
Real estate taxes                                                     4,906,401            38,481,383
Interest                                                             10,863,396            67,720,026
Operating and maintenance                                             3,512,059            28,882,322
Depreciation and amortization                                         9,492,014            49,617,703
                                                             -------------------   -------------------
                                                                     29,594,416           194,541,494
                                                             -------------------   -------------------
     Income from rental property                                     15,932,430           113,267,634
Income from investment in retail store leases                                 -             2,729,684
                                                             -------------------   -------------------
                                                                     15,932,430           115,997,318

Management fee income                                                   338,085             2,868,427
General and administrative expenses                                  (1,743,065)          (14,237,051)
Other income (expenses), net                                            871,211             4,877,426
                                                             -------------------   -------------------

     Income before gain on sale of shopping center                   15,398,661           109,506,120

Gain on sale of shopping center property                                      -               901,249
                                                             -------------------   -------------------

     Income before extraordinary items                               15,398,661           110,407,369

Extraordinary items                                                                        (4,851,528)
                                                             -------------------   -------------------

    Net income                                                     $ 15,398,661         $ 105,555,841
                                                             ===================   ===================

    Net income applicable to common shares                          $ 9,313,919            81,919,944
                                                             ===================   ===================

    Per common share:
         Income before extraordinary items
           Basic                                                                                $1.59
                                                                                                =====
           Diluted                                                                              $1.57
                                                                                                =====

        Net income
           Basic                                                                                $1.50
                                                                                                =====
           Diluted                                                                              $1.49
                                                                                                =====


         The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

1.    Basis of Presentation

The accompanying Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998 gives effect to (i) the purchase of two shopping centers acquired by the Company in October 1998 (the "October 1998 Acquisitions") as previously reported on Form 8-K dated December 4, 1998 and (ii) the purchase of the New Acquired Properties as if these properties had been acquired as of September 30, 1998.

The accompanying Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1997 and the nine months ended September 30, 1998 reflect the historical results of the Company adjusted to give effect to (i) the New Acquired Properties and the 1998 Previously Reported Acquisitions, as if these transactions had been completed as of January 1, 1997 except for the acquisition of one of the October 1998 Acquisitions, which has been reflected as of May 1, 1998, the date the property commenced operations and (ii) the Merger as if it had occurred as of January 1, 1997 and been accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16.

2.    Pro Forma Adjustments

(i)  With respect to the New Acquired Properties:

A. The adjustments to (i) cash, (ii) real estate, net of accumulated depreciation, (iii) notes payable and (iv) mortgages payable relate to the cash used, borrowings on the Company's credit facility, mortgage debt encumbering two of the New Acquired Properties and proceeds from mortgage financings of other properties in the Company's portfolio used to fund the purchase of the New Acquired Properties.

B. The adjustment to interest expense relates to (i) the additional borrowings on the credit facility, (ii) the mortgage indebtedness encumbering two of the New Acquired Properties and (iii) the additional mortgage indebtedness incurred.

C. The adjustment for depreciation was based upon an estimated useful life of 39 years using the straight-line method and purchase price allocations to land and building of 20% and 80%, respectively.

D. The adjustments to other income (expenses), net relates to the elimination of interest earned on funds assumed to have been expended as of January 1, 1997.

(ii) With respect to the 1998 Previously Reported Acquisitions:

A. The adjustments to cash, real estate, net of accumulated depreciation and mortgages payable relate to the cash used and the mortgage debt assumed in connection with the October 1998 Acquisitions.

B. The adjustment to interest expense relates to (i) the assumption of mortgage debt encumbering six of the properties acquired and (ii) the issuance of $130.0 million medium-term notes and the additional borrowings under the Company's unsecured revolving credit facility.

C. The adjustment for depreciation was based upon an estimated useful life of 39 years using the straight-line method and purchase price allocations to land and building of 20% and 80%, respectively for the fee simple properties and to building (100%) for the properties subject to ground leases.

D. The adjustments to other income (expenses), net relates to (i) the elimination of interest earned on funds assumed to have been expended as of January 1, 1997 (May 1, 1998 in connection with one of the October 1998 Acquired Properties) and (ii) the preferred return applicable to the partnership unitholders in connection with one of the 1998 Previously Reported Acquisitions.

    (iii) With respect to the Price REIT Merger:

The Price REIT Merger column in the accompanying Pro Forma Condensed Consolidated Statements of Income include the results of Price REIT for the year ended December 31, 1997 and the period from January 1, 1998 to June 19, 1998 adjusted for the results of Price REIT's 1998 pre-merger acquisitions as if those acquisitions had occurred at January 1, 1997. Additionally, the Price REIT Merger column has been adjusted for the following:

     A. The adjustment to depreciation and amortization results from the net increase in real estate owned as a result of recording Price REIT's real estate assets at fair value versus historical cost. Depreciation is computed on the straight-line method based upon an estimated useful life of 39 years and an allocation of the stepped-up basis to land and building of 20% and 80%, respectively.

         Pro forma adjustments to depreciation of real estate for the year ended December 31, 1997 and the nine months ended September 30, 1998 are as follows:

                                                                                   Year Ended           Nine Months Ended
                                                                                December 31, 1997        September 30, 1998
                                                                                     (000's)                  (000's)
                                                                              ------------------------- -----------------------
               Depreciation expense based upon an estimated useful life
                 of 39 years                                                           $18,337                $9,286
               Less: Price REIT depreciation of real estate owned based
                 upon an estimated useful life of 15 to 25 years                      (16,862)                (9,722)
                                                                                      --------                -------
               Depreciation and amortization Pro Forma adjustment                       $1,475                ( $436 )
                                                                                      --------                -------


     B. The adjustment to general and administrative expenses reflects the net estimated reduction of those costs which are anticipated to be eliminated or reduced as a result of the Merger, as follows:

                                                                                    Year Ended           Nine Months Ended
                                                                                December 31, 1997       September 30, 1998
                                                                                     (000's)                  (000's)
                                                                              ----------------------- ------------------------
               Net reduction in salary and benefit costs                                   $700               $350
               Net reduction in duplication of public company expenses                      600                300
               Net reduction in directors and officers' insurance and
                 directors fees                                                             200                100
                                                                                         ------               ----
               General and administrative Pro Forma adjustment                           $1,500               $750
                                                                              --         ------               ----


     C. During April 1996, the Company and Price REIT formed a partnership to purchase a property in Phoenix, AZ. The Company has consolidated this partnership for financial reporting purposes and Price REIT has recorded their interest using the equity method. The adjustments to Equity in income of real estate joint ventures, net and Minority interest in partnerships both included in Other income (expenses), net reflect the elimination of the partnership accounting for this partnership as a result of the Merger, for the nine months ended September 30, 1998 and the year ended December 31, 1997, respectively.

     D.   Weighted average number of shares outstanding-

         The pro forma weighted average number of common shares outstanding for the year ended December 31, 1997 and the nine months ended September 30, 1998 are computed as follows:

                                                                               Year Ended             Nine Months Ended
                                                                            December 31, 1997        September 30, 1998
                                                                                 (000's)                   (000's)
                                                                        -------------------------- ------------------------
         Kimco's historical weighted average number of shares                       37,388                    47,138
           outstanding
         Less: amount of historical weighted average number of shares
           outstanding that relate to the Merger                                         -                   (4,542)
         Issuance of Kimco common stock at a one for one exchange
           ratio for all Price REIT common stock outstanding in
           connection with the Merger                                               11,746                    11,746
         Add: Conversion of Price REIT stock options to Kimco common
           stock in connection with the Merger                                         176                       176
                                                                                    ------                    ------
         Pro Forma weighted average number of Kimco common shares
           outstanding (Basic)                                                      49,310                    54,518
         Effect of Dilutive Securities- Stock Options                                  462                       565
                                                                                    ------                    ------
         Pro Forma weighted average number of Kimco common shares
           outstanding (Diluted)                                                    49,772                    55,083
                                                                                    ------                    ------


The effect of the conversion of the Class D Convertible Preferred Stock would have an anti-dilutive effect upon the calculation of net income per common share. Accordingly, the impact of such conversion has not been included in the determination of diluted net income per share.

                                   SIGNATURES

         Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Kimco Realty Corporation
                                                ------------------------
                                                        Registrant

Date:    January 28, 1999

                                                By:  /s/ Michael V. Pappagallo
                                                     -------------------------
                                                Michael V. Pappagallo
                                                Chief Financial Officer